News Release

Artio Global Investors Inc.

Artio Global Investors Reports First Quarter 2013 Results

NEW YORK, NY, May 6, 2013 – Artio Global Investors Inc. (NYSE: ART) (“Artio Global Investors”, together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter ended March 31, 2013.

Financial Update

•	Adjusted[1] net loss attributable to Artio Global Investors of $5.2 million, or $0.09 per diluted share, for the first quarter of 2013 (GAAP net loss attributable to Artio Global Investors of $10.7 million, or $0.18 per diluted share)
•	Assets under management of $11.5 billion as of March 31, 2013
•	Investment management fees of $15.3 million for the first quarter of 2013
•	Effective fee rate[2] of 48.0 basis points for the first quarter of 2013

First quarter 2013 adjusted results are presented to provide a more meaningful comparison between periods and exclude the after-tax impact of certain items, including, but not limited to, certain general and administrative costs associated with the pending acquisition by Aberdeen Asset Management PLC (the “acquisition”).

For the first quarter of 2013, adjusted net loss attributable to Artio Global Investors was $5.2 million, or $0.09 per diluted share, a decrease from adjusted net income attributable to Artio Global Investors of $1.5 million, or $0.02 per diluted share, for the fourth quarter of 2012, and a decrease from adjusted net income attributable to Artio Global Investors of $6.5 million, or $0.11 per diluted share, for the first quarter of 2012.

[1]	See Exhibits 3 - 4 of this news release for a reconciliation of the Company’s U.S. GAAP results to its non-GAAP adjusted results (“adjusted”).
[2]	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.

On a GAAP basis, net loss attributable to Artio Global Investors for the first quarter of 2013 was
$10.7 million, or $0.18 per diluted share, as compared to a net loss attributable to Artio Global Investors of $1.5 million, or $0.03 per diluted share, for the fourth quarter of 2012, and a decrease from net income attributable to Artio Global Investors of $4.6 million, or $0.08 per diluted share, for the first quarter of 2012.

The following tables compare the Company’s GAAP results and adjusted results. See Exhibits 3 – 4 of this news release for a reconciliation of the Company’s GAAP results to adjusted results.

	Three Months Ended (unaudited, in millions, except per share amounts)
	Mar. 31, 2013	Mar. 31, 2012	% Change	Dec. 31, 2012	% Change
Revenue[3], GAAP	$15.6	$43.9	(64)%	$20.8	(25)%
Operating income (loss), GAAP	$(11.6)	$8.2	NM	$(4.1)	182%
Operating income (loss), adjusted	$(8.2)	$10.8	(176)%	$0.7	NM
Net income (loss) attributable to Artio Global Investors, GAAP	$(10.7)	$4.6	NM	$(1.5)	NM
Net income (loss) attributable to Artio Global Investors, adjusted	$(5.2)	$6.5	(180)%	$1.5	NM
Diluted EPS, GAAP	$(0.18)	$0.08	NM	$(0.03)	NM
Diluted EPS, adjusted	$(0.09)	$0.11	(182)%	$0.02	NM
NM – Not Meaningful

First Quarter of 2013 Comparison with First Quarter of 2012

Assets Under Management and Net Client Cash Flows

Assets under management were $11.5 billion as of March 31, 2013, down $15.1 billion, or 57%, from $26.6 billion as of March 31, 2012, due primarily to net client cash outflows.

Net client cash outflows for the first quarter of 2013 were $3.1 billion, driven by net client cash outflows in our International Equity I and II strategies.4

[3]	Represents total revenues and other operating income.
[4]	See Exhibit 8 for more information on “Assets under Management by Investment Strategy”.

Revenues and Other Operating Income

Revenues and other operating income for the first quarter of 2013 totaled $15.6 million, down 64% from $43.9 million for the first quarter of 2012. The decrease was driven primarily by lower investment management fees of $15.3 million for the first quarter of 2013, down 64% from
$42.8 million for the first quarter of 2012, due primarily to lower average assets under management and a decrease in the effective fee rate.

Expenses

Employee Compensation and Benefits

For the first quarter of 2013, adjusted employee compensation and benefits expenses were
$14.6 million, down 27% from $19.9 million for the first quarter of 2012. The decrease was due primarily to a reduction in incentive compensation accruals and a decrease in costs associated with lower headcount.

GAAP employee compensation and benefits expenses for the first quarter of 2013 were $14.6 million, a decrease of 35% from $22.3 million for the first quarter of 2012, due primarily to the reasons noted above and the elimination of the amortization expense related to RSUs awarded at the time of the Company’s Initial Public Offering.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the first quarter of 2013 were $1.9 million, down 46% from $3.6 million for the first quarter of 2012, driven primarily by lower platform costs, reflecting a decrease in average assets under management in proprietary funds and a decline in marketing costs.

General and Administrative Expenses

Adjusted general and administrative expenses for the first quarter of 2013 were $7.3 million, a decrease of 24% from $9.6 million for the first quarter of 2012, due primarily to a decrease in expenses associated with lower headcount, and other cost saving initiatives.

GAAP general and administrative expenses for the first quarter of 2013 were $10.7 million, an increase of 10% from $9.7 million for the first quarter of 2012, due primarily to legal fees related to the acquisition, partly offset by the reasons noted above.

Non-operating Income

Adjusted non-operating income for the first quarter of 2013 was $1.1 million, a decrease of 42%
from $1.9 million for the first quarter of 2012, primarily reflecting a decrease in gains from seed capital investments during the first quarter of 2013.

GAAP non-operating income for the first quarter of 2013 was $1.7 million, a decrease of 34% from
$2.6 million for the first quarter of 2012, due primarily to the reason noted above.

Income Taxes

For the first quarter of 2013, adjusted income tax benefit was $1.9 million, as compared to adjusted income tax expense of $6.3 million in the first quarter of 2012, due primarily to a decrease in taxable income.

GAAP income tax expense was $0.3 million for the first quarter of 2013, compared to $5.3 million for the first quarter of 2012. The first quarter of 2013 included a valuation allowance taken on the Company’s deferred tax assets recorded in the first quarter of 2013, and the non-deductibility of project costs related to the acquisition.

First Quarter of 2013 Comparison with Fourth Quarter of 2012

Assets Under Management

Assets under management were $11.5 billion as of March 31, 2013, a decrease of $2.8 billion, or 20%, from $14.3 billion as of December 31, 2012, due to net client cash outflows, partly offset by market appreciation.

Revenues and Other Operating Income

Revenues and other operating income for the first quarter of 2013 totaled $15.6 million, down 25% from $20.8 million for the fourth quarter of 2012, driven primarily by lower investment management fees. Investment management fees were $15.3 million for the first quarter of 2013, down 25% from $20.5 million for the fourth quarter of 2012, due primarily to a decrease in average assets under management and a decline in the effective fee rate.

Expenses

Employee Compensation and Benefits

For the first quarter of 2013, adjusted employee compensation and benefits expenses were
$14.6 million, an increase of 39% from $10.4 million for the fourth quarter of 2012, due primarily to an increase in accruals related to the Company’s long-term incentive plan.

GAAP employee compensation and benefits expenses for the first quarter of 2013 were $14.6 million, a decrease of 4% from $15.1 million for the fourth quarter of 2012, due primarily to the compensation charge associated with organizational changes in the fourth quarter of 2012, partly offset by the reason noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the first quarter of 2013 were $1.9 million, a decrease of 9% from $2.1 million for the fourth quarter of 2012, due primarily to lower platform costs, reflecting a decrease in average assets under management in proprietary funds.

General and Administrative Expenses

Adjusted general and administrative expenses were $7.3 million for the first quarter of 2013, a decrease of 3% from $7.6 million for the fourth quarter of 2012, due primarily to lower expenses across most categories.

GAAP general and administrative expenses were $10.7 million for the first quarter of 2013, an increase of 40% from $7.7 million for the fourth quarter of 2012, due primarily to legal fees related to the acquisition, partly offset by the reason noted above.

Non-operating Income

Adjusted non-operating income for the first quarter of 2013 was $1.1 million, a decrease of 33% from $1.7 million for the fourth quarter of 2012, primarily reflecting a decrease in gains from seed capital investments.

GAAP non-operating income for the first quarter of 2013 was $1.7 million, a decrease of 37% from $2.7 million for the fourth quarter of 2012, due primarily to the reason noted above.

Income Taxes

For the first quarter of 2013, adjusted income tax benefit was $1.9 million, compared to adjusted income tax expense of $0.8 million in the fourth quarter of 2012, due primarily to a decrease in taxable income.

GAAP income tax expense for the first quarter of 2013 was $0.3 million, compared to GAAP income tax benefit of $0.5 million for the fourth quarter of 2012. The change was due primarily to a valuation allowance taken on the Company’s deferred tax assets recorded in the first quarter of 2013, a write-off of deferred tax assets associated with the vesting of equity awards at a price below their grant date fair value in the first quarter of 2013 and the non-deductibility of project costs related to the acquisition, partly offset by the reason noted above.

Liquidity and Capital

As of March 31, 2013, the Company had cash (excluding amounts held in the Company’s Consolidated Investment Products) of $66.6 million, seed capital investments5 in our strategies of $45.8 million and investments held for deferred compensation of $10.2 million.

Total stockholders’ equity on the Statement of Financial Position was $133.4 million as of March 31, 2013, compared to $141.0 million as of December 31, 2012.

Share Repurchase

No shares were repurchased during the first quarter of 2013. As of March 31, 2013, the Company retained authorization from the Board of Directors to repurchase 2,226,061 shares of its Class A common stock through December 31, 2013. Pursuant to the terms of the merger agreement with Aberdeen Asset Management PLC (“Aberdeen”) , the Company may not repurchase shares of its Class A common stock without consent from Aberdeen, except in connection with the terms of share-based payments.

Shares

As of March 31, 2013, there were 60,548,105 total shares of Class A common stock outstanding.

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[5]	See Exhibit 6 for more information.

About Us

Artio Global Investors Inc. is the indirect holding company of Artio Global Management LLC (“Artio Global”), a registered investment adviser that actively invests in global fixed income and equity markets, primarily for institutional and intermediary clients.

Headquartered in New York City, Artio Global offers a select group of investment strategies, including High Grade Fixed Income, High Yield, International Equity and Global Equity. Access to these strategies is offered through a variety of investment vehicles, including separate accounts, commingled funds and mutual funds.

For more information, please visit www.artioglobal.com.

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Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intrinsic value of our common stock, investor behavior, net client cash flows, our compensation costs and adjusted compensation ratio, use of our free cash flow and declaration of dividends. These forward-looking statements are based on the Company’s current assumptions, expectations and projections about future events. Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward-looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s report on Form 10-K (File No. 001-34457) filed with the Securities and Exchange Commission on March 4, 2013. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward-looking statements in this news release speak only as of the date of this news release. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward-looking statements to reflect circumstances existing after the date of this news release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

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Investor Relations: Peter Sands Head of Investor Relations +1 212 297 3891 ir@artioglobal.com

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This news release is not sales material, nor is it an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which any such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 1
Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2012
Revenues and other operating income:
Investment management fees	$15,336	$42,771	$20,484	(64)%	(25)%
Net gains (losses) on funds held for deferred compensation	299	1,160	315	(74)%	(5)%
Foreign currency losses	(39)	(1)	(10)	NM	NM
Total revenues and other operating income	15,596	43,930	20,789	(64)%	(25)%

Expenses:
Employee compensation and benefits	14,551	22,334	15,094	(35)%	(4)%
Shareholder servicing and marketing	1,941	3,624	2,135	(46)%	(9)%
General and administrative	10,718	9,738	7,673	10%	40%
Total expenses	27,210	35,696	24,902	(24)%	9%

Operating income (loss) before income tax expense	(11,614)	8,234	(4,113)	NM	182%

Non-operating income	1,681	2,556	2,670	(34)%	(37)%
Income (loss) before income tax expense	(9,933)	10,790	(1,443)	(192)%	NM

Income taxes	270	5,322	(522)	(95)%	152%
Net income (loss)	(10,203)	5,468	(921)	NM	NM

Net income attributable to non-controlling interests in AGH (1)	-	190	-	(100)%	NM
Net income attributable to non-controlling interests in CIP (2)	539	678	617	(21)%	(13)%
Net income (loss) attributable to Artio Global Investors	$(10,742)	$4,600	$(1,538)	NM	NM

Net income (loss) per share attributable to Artio Global Investors:
Basic	$(0.18)	$0.08	$(0.03)	NM	NM
Diluted	$(0.18)	$0.08	$(0.03)	NM	NM

Weighted average shares used in net income (loss) per share attributable to Artio Global Investors:
Basic	60,349,980	58,192,573	59,994,425	4%	1%
Diluted (3)	60,349,980	58,474,697	59,994,425	3%	1%

NM - Not Meaningful

Assets under management ($ in millions)	$11,513	$26,645	$14,332	(57)%	(20)%

Average assets under management ($ in millions) (4)	$12,968	$28,551	$15,932	(55)%	(19)%

Effective fee rate (basis points) (5)	48.0	60.3	51.1

Effective tax rate	-2.7%	49.3%	36.2%

Employee compensation and benefits as a percentage of total revenues and other operating income (6)	93.3%	50.8%	72.6%

Operating margin (7)	(74.5)%	18.7%	(19.8)%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in the Consolidated Investment Products.
3.	The effect of the assumed conversion of the Principals' New Class A Units was antidilutive for the three months ended Mar. 31, 2012.
4.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
5.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
6.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
7.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 2
Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2012
Revenues and other operating income:
Investment management fees	$15,336	$42,771	$20,484	(64)%	(25)%
Net gains (losses) on funds held for deferred compensation	299	1,160	315	(74)%	(5)%
Foreign currency losses	(39)	(1)	(10)	NM	NM
Total revenues and other operating income	15,596	43,930	20,789	(64)%	(25)%

Expenses:
Employee compensation and benefits	14,551	19,912	10,438	(27)%	39%
Shareholder servicing and marketing	1,941	3,624	2,135	(46)%	(9)%
General and administrative	7,322	9,616	7,551	(24)%	(3)%
Total expenses	23,814	33,152	20,124	(28)%	18%

Operating income (loss) before income tax expense	(8,218)	10,778	665	(176)%	NM

Non-operating income	1,137	1,949	1,693	(42)%	(33)%
Income (loss) before income tax expense	(7,081)	12,727	2,358	(156)%	NM

Income taxes	(1,915)	6,266	830	(131)%	NM
Net income (loss)	(5,166)	6,461	1,528	(180)%	NM

Net income attributable to non-controlling interests in AGH (1)	-	-	-	NM	NM
Net income attributable to non-controlling interests in CIP (2)	-	-	-	NM	NM
Net income (loss) attributable to Artio Global Investors	$(5,166)	$6,461	$1,528	(180)%	NM

Net income (loss) per diluted share attributable to Artio Global Investors	$(0.09)	$0.11	$0.02	(182)%	NM

Weighted average diluted shares used in net income (loss) per share attributable to Artio Global Investors	60,349,980	59,674,697	61,151,288	1%	(1)%

NM - Not Meaningful

Assets under management ($ in millions)	$11,513	$26,645	$14,332	(57)%	(20)%

Average assets under management ($ in millions) (3)	$12,968	$28,551	$15,932	(55)%	(19)%

Effective fee rate (basis points) (4)	48.0	60.3	51.1

Effective tax rate	27.0%	49.2%	35.2%

Employee compensation and benefits as a percentage of total revenues and other operating income (5)	93.3%	45.3%	50.2%

Operating margin (6)	-52.7%	24.5%	3.2%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
4.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
5.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
6.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 3
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

See Exhibit 4 for notes describing adjustments set forth below.

	Three Months Ended Mar. 31, 2013				Three Months Ended Mar. 31, 2012				Three Months Ended Dec. 31, 2012
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$15,336	$-		$15,336	$42,771	$-		$42,771	$20,484	$-		$20,484
Net gains (losses) on funds held for deferred compensation	299	-		299	1,160	-		1,160	315	-		315
Foreign currency losses	(39)	-		(39)	(1)	-		(1)	(10)	-		(10)
Total revenues and other operating income	15,596	-		15,596	43,930	-		43,930	20,789	-		20,789

Expenses:
Employee compensation and benefits	14,551	-		14,551	22,334	(2,422	)(a , b)	19,912	15,094	(4,656	)(b)	10,438
Shareholder servicing and marketing	1,941	-		1,941	3,624	-		3,624	2,135	-		2,135
General and administrative	10,718	(3,396	)(k)	7,322	9,738	(122	)(l)	9,616	7,673	(122	)(h , i)	7,551
Total expenses	27,210	(3,396)		23,814	35,696	(2,544)		33,152	24,902	(4,778)		20,124

Operating income (loss) before income tax expense	(11,614)	3,396		(8,218)	8,234	2,544		10,778	(4,113)	4,778		665

Non-operating income	1,681	(544)	(g , j)	1,137	2,556	(607	)(g , l)	1,949	2,670	(977	)(g , j)	1,693
Income (loss) before income tax expense	(9,933)	2,852		(7,081)	10,790	1,937		12,727	(1,443)	3,801		2,358

Income taxes	270	(2,185)	(c)	(1,915)	5,322	944	(c)	6,266	(522)	1,352	(c)	830
Net income (loss)	(10,203)	5,037		(5,166)	5,468	993		6,461	(921)	2,449		1,528

Net income attributable to non-controlling interests in AGH	-	-		-	190	(190	)(d)	-	-	-		-
Net income attributable to non-controlling interests in CIP	539	(539)	(g)	-	678	(678	)(g)	-	617	(617	)(g)	-
Net income (loss) attributable to Artio Global Investors	$(10,742)	$5,576		$(5,166)	$4,600	$1,861		$6,461	$(1,538)	$3,066		$1,528

Net income (loss) per diluted share attributable to Artio Global Investors	$(0.18)			$(0.09)	$0.08			$0.11	$(0.03)			$0.02

Weighted average diluted shares used in net income (loss) per share attributable to Artio Global Investors	60,349,980	—		60,349,980	58,474,697	1,200,000	(e)	59,674,697	59,994,425	1,156,863	(f)	61,151,288

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 4
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations

Management believes the Non-GAAP adjustments set forth below provide more meaningful comparisons between periods. Additional information on the reorganization of the Company's ownership structure and the related non-recurring items are discussed in the Company's prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the RSUs awarded at the time of the IPO, as the granting of the awards was one-time in nature.

(b)	Adjustments to exclude certain compensation costs associated with organizational changes.

(c)	The adjustment to income taxes for the three months ended Mar 31, 2012 reflect the tax effect of the assumed full exchange of the Principals' non-controlling interests for Class A common stock on the first day of the respective period, since prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals.

Adjustments to reflect the tax effects of excluding the amortization expense associated with the RSUs awarded at the time of the IPO and the tax effects of excluding costs associated with organizational changes.

Adjustments also exclude a valuation allowance on the Company's deferred tax assets, the tax effect of excluding the offshore fund expense and costs associated with the wind-down of the Company's US Equity strategies and reductions in infrastructure requirements.

(d)	Adjustment to eliminate the Principals' non-controlling interests which are assumed to be exchanged for Class A common stock on the first day of the respective period.

(e)	Adjusted diluted shares outstanding, for the three months ended Mar. 31, 2012, assumes the Principals have fully exchanged their New Class A Units in Artio Global Holdings LLC for an equivalent amount of shares of the Company's Class A common stock.

(f)	Adjusted diluted shares outstanding for the three months ended Dec. 31, 2012, include the dilutive impact of the unvested RSUs which are anti-dilutive under GAAP.

(g)	Adjustments to eliminate third-party investors' economic interests in the Consolidated Investment Products from both Net income (loss) attributable to non-controlling interests in the Consolidated Investment Products and Non-operating income (loss). Management believes these adjustments provide a more useful measure for comparing Non-operating income between periods.

(h)	Adjustment to eliminate the offshore fund expense.

(i)	Adjustment to eliminate costs associated with the wind-down of the Company's US Equity strategies and reductions in infrastructure requirements.

(j)	Adjustment to eliminate non-operating income related to a reduction in amounts payable under the tax receivable agreement.

(k)	Adjustment to exclude costs related to the acquisition by Aberdeen Asset Management PLC.

(l)	Adjustments to eliminate the one-time write-off of unamortized debt issuance costs in connection with the early repayment of the Company’s term debt.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 5
Reconciliation of Net Income (loss) to Adjusted EBITDA
(unaudited, in thousands)

	Three Months Ended			% Change From
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2012

Net Income (loss)	$(10,203)	$5,468	$(921)
Add: Interest, taxes, depreciation and amortization	3,301	9,889	582
EBITDA	$(6,902)	$15,357	$(339)	(145)%	NM

Add: Other non-operating (income) loss	(1,000)	(2,057)	(2,778)
Add: Compensation adjustments associated with organizational changes	-	213	3,926
Add: Acquisition related costs	3,396	-	-
Add: General & Administrative adjustments	-	122	122
Adjusted EBITDA	$(4,506)	$13,635	$931	(133)%	NM

Adjusted EBITDA margin [1]	(28.9)%	31.0%	4.5%

1. Calculated as Adjusted EBITDA divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 6
Condensed Consolidating Statement of Financial Position as of March 31, 2013
(unaudited, in thousands)

				Artio Global
		Consolidated		Investors Inc.
	Before	Investment		and Subsidiaries
	Consolidation (1)	Products	Eliminations	Consolidated

Assets:
Cash	$66,641	$1,933	$-	$68,574
Investments, at fair value:
Artio Global funds held for deferred compensation	10,186	-	-	10,186
Seed money investments	-	49,810	-	49,810
Investments in the Consolidated Investment Products	45,765	-	(45,765)	-
Fees receivable and accrued fees, net of allowance for doubtful accounts	9,322	-	-	9,322
Deferred taxes, net of valuation allowance of $180,486	9,798	-	-	9,798
Income taxes receivable	15,268	-	-	15,268
Other Assets	6,894	16,783	-	23,677
Total Assets	$163,874	$68,526	$(45,765)	$186,635

Liabilities and Equity:
Liability under total return swap	$-	$2,921	$-	$2,921
Investments sold, not yet purchased by the Consolidated Investment Products, at fair value	-	2,062	-	2,062
Accrued compensation and benefits	11,123	-	-	11,123
Accounts payable and accrued expenses	7,066	-	-	7,066
Accrued income taxes payable	1,443	-	-	1,443
Due under tax receivable agreement	9,985	-	-	9,985
Other Liabilities	857	5,434	-	6,291
Total liabilities	30,474	10,417	-	40,891

Members' equity	-	33,652	(33,652)	-
Net asset value	-	24,457	(24,457)	-
Common stock	60	-	-	60
Additional paid-in capital	665,633	-	-	665,633
Accumulated deficit	(532,293)	-	-	(532,293)
Total stockholders' equity	133,400	58,109	(58,109)	133,400
Non-controlling interests	-	-	12,344	12,344
Total equity	133,400	58,109	(45,765)	145,744
Total liabilities and equity	$163,874	$68,526	$(45,765)	$186,635

Total Cash, Investments owned by the Consolidated Investment Products, and seed money investments	$112,406

1.	Represents Artio Global Investors Inc. and subsidiaries with the investment in the Consolidated Investment Products accounted for under the equity method.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2012

Proprietary Funds
Beginning assets under management	$7,202	$13,366	$8,920	(46)%	(19)%
Gross client cash inflows	533	1,235	472	(57)%	13%
Gross client cash outflows	(1,666)	(2,712)	(2,458)	39%	32%
Net client cash flows	(1,133)	(1,477)	(1,986)	23%	43%
Transfers between investment vehicles	-	52	-	(100)%	NM
Total client cash flows	(1,133)	(1,425)	(1,986)	20%	43%
Market appreciation (depreciation)	171	921	268	(81)%	(36)%
Ending assets under management	6,240	12,862	7,202	(51)%	(13)%

Institutional Commingled Funds
Beginning assets under management	$1,793	4,912	2,598	(63)%	(31)%
Gross client cash inflows	1	32	10	(97)%	(90)%
Gross client cash outflows	(796)	(1,107)	(896)	28%	11%
Net client cash flows	(795)	(1,075)	(886)	26%	10%
Transfers between investment vehicles	(4)	13	(8)	(131)%	50%
Total client cash flows	(799)	(1,062)	(894)	25%	11%
Market appreciation (depreciation)	66	496	89	(87)%	(26)%
Ending assets under management	1,060	4,346	1,793	(76)%	(41)%

Separate Accounts
Beginning assets under management	$4,496	9,799	5,194	(54)%	(13)%
Gross client cash inflows	78	101	48	(23)%	63%
Gross client cash outflows	(1,184)	(2,694)	(854)	56%	(39)%
Net client cash flows	(1,106)	(2,593)	(806)	57%	(37)%
Transfers between investment vehicles	4	(65)	8	106%	(50)%
Total client cash flows	(1,102)	(2,658)	(798)	59%	(38)%
Market appreciation (depreciation)	84	717	100	(88)%	(16)%
Ending assets under management	3,478	7,858	4,496	(56)%	(23)%

Sub-advisory Accounts
Beginning assets under management	$841	2,282	955	(63)%	(12)%
Gross client cash inflows	80	39	3	105%	NM
Gross client cash outflows	(192)	(889)	(152)	78%	(26)%
Net client cash flows	(112)	(850)	(149)	87%	25%
Transfers between investment vehicles	-	-	-	NM	NM
Total client cash flows	(112)	(850)	(149)	87%	25%
Market appreciation (depreciation)	6	147	35	(96)%	(83)%
Ending assets under management	735	1,579	841	(53)%	(13)%

Total Assets under Management
Beginning assets under management	14,332	30,359	17,667	(53)%	(19)%
Gross client cash inflows	692	1,407	533	(51)%	30%
Gross client cash outflows	(3,838)	(7,402)	(4,360)	48%	12%
Net client cash flows	(3,146)	(5,995)	(3,827)	48%	18%
Transfers between investment vehicles	-	-	-	NM	NM
Total client cash flows	(3,146)	(5,995)	(3,827)	48%	18%
Market appreciation (depreciation)	327	2,281	492	(86)%	(34)%
Ending assets under management	$11,513	$26,645	$14,332	(57)%	(20)%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 8
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2012

International Equity I
Beginning assets under management	$2,236	$8,680	$3,746	(74)%	(40)%
Gross client cash inflows	26	131	22	(80)%	18%
Gross client cash outflows	(1,089)	(3,108)	(1,702)	65%	36%
Net client cash flows	(1,063)	(2,977)	(1,680)	64%	37%
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	(1,063)	(2,977)	(1,680)	64%	37%
Market appreciation (depreciation)	99	767	170	(87)%	(42)%
Ending assets under management	1,272	6,470	2,236	(80)%	(43)%

International Equity II
Beginning assets under management	$2,158	10,897	3,090	(80)%	(30)%
Gross client cash inflows	60	191	40	(69)%	50%
Gross client cash outflows	(1,348)	(3,621)	(1,124)	63%	(20)%
Net client cash flows	(1,288)	(3,430)	(1,084)	62%	(19)%
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	(1,288)	(3,430)	(1,084)	62%	(19)%
Market appreciation (depreciation)	91	1,038	152	(91)%	(40)%
Ending assets under management	961	8,505	2,158	(89)%	(55)%

High Grade Fixed Income
Beginning assets under management	$5,618	5,503	5,676	2%	(1)%
Gross client cash inflows	284	332	240	(14)%	18%
Gross client cash outflows	(544)	(204)	(335)	(167)%	(62)%
Net client cash flows	(260)	128	(95)	NM	(174)%
Transfers between investment strategies	7	-	12	NM	(42)%
Total client cash flows	(253)	128	(83)	NM	NM
Market appreciation (depreciation)	19	83	25	(77)%	(24)%
Ending assets under management	5,384	5,714	5,618	(6)%	(4)%

High Yield
Beginning assets under management	$4,193	4,295	4,604	(2)%	(9)%
Gross client cash inflows	321	730	218	(56)%	47%
Gross client cash outflows	(790)	(317)	(762)	(149)%	(4)%
Net client cash flows	(469)	413	(544)	NM	14%
Transfers between investment strategies	(7)	-	(12)	NM	42%
Total client cash flows	(476)	413	(556)	NM	14%
Market appreciation (depreciation)	111	259	145	(57)%	(23)%
Ending assets under management	3,828	4,967	4,193	(23)%	(9)%

Global Equity
Beginning assets under management	$110	721	467	(85)%	(76)%
Gross client cash inflows	1	1	2	0%	(50)%
Gross client cash outflows	(66)	(137)	(359)	52%	82%
Net client cash flows	(65)	(136)	(357)	52%	82%
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	(65)	(136)	(357)	52%	82%
Market appreciation (depreciation)	7	93	-	(92)%	NM
Ending assets under management	52	678	110	(92)%	(53)%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 8

Assets under Management by Investment Strategy

(unaudited, in millions)

	Three Months Ended			% Change From
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2012

US Equity
Beginning assets under management	$-	178	29	(100)%	(100)%
Gross client cash inflows	-	21	10	(100)%	(100)%
Gross client cash outflows	-	(11)	(38)	100%	100%
Net client cash flows	-	10	(28)	(100)%	100%
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	-	10	(28)	(100)%	100%
Market appreciation (depreciation)	-	32	(1)	(100)%	100%
Ending assets under management	-	220	-	(100)%	NM

Other (1)
Beginning assets under management	$17	85	55	(80)%	(69)%
Gross client cash inflows	-	1	1	(100)%	(100)%
Gross client cash outflows	(1)	(4)	(40)	75%	98%
Net client cash flows	(1)	(3)	(39)	67%	97%
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	(1)	(3)	(39)	67%	97%
Market appreciation (depreciation)	-	9	1	(100)%	(100)%
Ending assets under management	16	91	17	(82)%	(6)%

Total Assets under Management
Beginning assets under management	14,332	30,359	17,667	(53)%	(19)%
Gross client cash inflows	692	1,407	533	(51)%	30%
Gross client cash outflows	(3,838)	(7,402)	(4,360)	48%	12%
Net client cash flows	(3,146)	(5,995)	(3,827)	48%	18%
Transfers between investment strategies	-	-	-	NM	NM
Total client cash flows	(3,146)	(5,995)	(3,827)	48%	18%
Market appreciation (depreciation)	327	2,281	492	(86)%	(34)%
Ending assets under management	11,513	26,645	14,332	(57)%	(20)%

1. Other includes the Local Emerging Markets Debt Fund, Global Credit Opportunities Fund, Other International Equity and Other strategies.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 9

Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				YTD		1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of		# of
Fund	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A	2	835	Foreign Large Blend	49	315	79	303	98	270	100	212	81	98	International Multi-Cap Growth
Artio International Equity Fund, Class I	2	835	Foreign Large Blend	47	315	75	303	97	270	99	212	75	98	International Multi-Cap Growth

Artio International Equity II Fund, Class A	2	835	Foreign Large Blend	51	315	57	303	95	270	94	212	N/A	N/A	International Multi-Cap Growth
Artio International Equity II Fund, Class I	2	835	Foreign Large Blend	50	315	54	303	93	270	92	212	N/A	N/A	International Multi-Cap Growth

Artio Select Opportunities Fund, Class A	2	1,075	World Stock	78	219	83	209	90	143	79	83	N/A	N/A	Global Multi-Cap Growth
Artio Select Opportunities Fund, Class I	2	1,075	World Stock	76	219	83	209	89	143	75	83	N/A	N/A	Global Multi-Cap Growth

Artio Global High Income Fund, Class A	3	682	High Yield Bond	21	582	35	523	92	436	39	384	12	264	High Yield
Artio Global High Income Fund, Class I	4	682	High Yield Bond	18	582	31	523	88	436	30	384	7	264	High Yield

Artio Total Return Bond Fund, Class A	4	1,265	Intermediate-Term Bond	60	626	67	594	36	536	47	457	16	312	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	4	1,265	Intermediate-Term Bond	58	626	59	594	28	536	37	457	11	312	Intermediate Investment Grade Debt

Artio Emerging Markets Local Debt Fund, Class A	N/A	N/A	Emerging Markets Bond	16	90	87	74	N/A	N/A	N/A	N/A	N/A	N/A	Emerging Markets Local Currency Debt
Artio Emerging Markets Local Debt Fund, Class I	N/A	N/A	Emerging Markets Bond	14	90	86	74	N/A	N/A	N/A	N/A	N/A	N/A	Emerging Markets Local Currency Debt

Note: Data as of March 31, 2013

NA: Not applicable

1.	Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Data presented reflect past performance, which is no guarantee of future results. © 2013 Morningstar, Inc. All Rights Reserved. This news release is not sales material, nor is it an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which any such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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